DERIVATIVES AND HEDGING TRANSACTIONS	12 Months Ended
Dec. 31, 2014
DERIVATIVES AND HEDGING TRANSACTIONS
DERIVATIVES AND HEDGING TRANSACTIONS

8. DERIVATIVES AND HEDGING TRANSACTIONS

The company uses foreign currency forward contracts, interest rate swaps and foreign currency debt to manage risks associated with foreign currency exchange rates, interest rates and net investments in foreign operations. The company does not hold derivative financial instruments of a speculative nature or for trading purposes. The company records all derivatives as assets and liabilities on the balance sheet at fair value. Changes in fair value are recognized immediately in earnings unless the derivative qualifies and is designated as a hedge. Cash flows from derivatives are classified in the statement of cash flows in the same category as the cash flows from the items subject to designated hedge or undesignated (economic) hedge relationships. The company evaluates hedge effectiveness at inception and on an ongoing basis. If a derivative is no longer expected to be effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is recorded in earnings.

The company is exposed to credit risk in the event of nonperformance of counterparties for foreign currency forward exchange contracts and interest rate swap agreements. The company monitors its exposure to credit risk by using credit approvals and credit limits and by selecting major international banks and financial institutions as counterparties. The company does not anticipate nonperformance by any of these counterparties, and therefore, recording a valuation allowance against the company’s derivative balance is not considered necessary.

Cash Flow Hedges

The company utilizes foreign currency forward contracts to hedge the effect of foreign currency exchange rate fluctuations on forecasted foreign currency transactions, including: inventory purchases and intercompany royalty and management fee payments. These forward contracts are designated as cash flow hedges. The effective portions of the changes in fair value of these contracts are recorded in accumulated other comprehensive income (“AOCI”) until the hedged items affect earnings, at which time the gain or loss is reclassified into the same line item in the Consolidated Statement of Income as the underlying exposure being hedged. All hedged transactions are forecasted to occur within the next twelve months.

The company occasionally enters into forward starting interest rate swap agreements to manage interest rate exposure. In September 2014, the company entered into a series forward starting swap agreements to hedge against changes in interest rates that could impact a future debt issuance. The underlying loss recognized in 2014 was recorded in AOCI.

In September 2014, the company entered into a series of forward starting interest rate swap agreements in connection with its U.S. public debt issuance completed in January 2015. The interest rate swap agreements were designated and effective as cash flow hedges of the expected interest payments related to the anticipated debt issuance. The underlying loss recognized in 2014 was recorded in AOCI, and will be recognized as part of interest expense over the remaining life of the notes as the forecasted interest transactions occur. The swap contracts closed in January 2015 in conjunction with the debt issuance discussed in Note 6.

In 2011, the company entered into and subsequently closed a series of forward starting swap agreements in connection with the issuance of its private placement debt during the fourth quarter of 2011. In 2006, the company entered into and subsequently closed a series of forward starting swap contracts related to the issuance of its senior euro notes. The amounts recorded in AOCI for both the 2011 and 2006 transactions are recognized as part of interest expense over the remaining life of the notes as the forecasted interest transactions occur.

The company did not have any forward starting interest rate swap agreements outstanding at December 31, 2013 and 2012.

The impact on AOCI and earnings from derivative contracts that qualified as cash flow hedges was as follows:

MILLIONS	LOCATION	2014	2013	2012

Unrealized gain (loss) recognized into AOCI (effective portion)
Foreign currency forward contracts	AOCI (equity)	$26.7	$4.7	$(1.9)
Interest rate swap contracts	AOCI (equity)	(22.1)	––	—
	Total	4.6	4.7	(1.9)
Gain (loss) recognized in income (effective portion)
Foreign currency forward contracts	Sales	––	—	(0.1)
	Cost of sales	6.1	(0.8)	2.0
	SG&A	1.5	—	0.2
	Total	7.6	(0.8)	2.1

Interest rate swap contracts	Interest expense, net	(4.1)	(4.1)	(4.1)
	Total	$3.5	$(4.9)	$(2.0)

Gains and losses recognized in income related to the ineffective portion of the company’s cash flow hedges were insignificant during 2014, 2013 and 2012.

Fair Value Hedges

The company manages interest expense using a mix of fixed and floating rate debt. To help manage exposure to interest rate movements and to reduce borrowing costs, the company may enter into interest rate swaps under which the company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated by reference to an agreed upon notional principal amount. The mark-to-market of these fair value hedges is recorded as gains or losses in interest expense and is offset by the gain or loss of the underlying debt instrument, which also is recorded in interest expense. These fair value hedges are highly effective and thus, there is no impact on earnings due to hedge ineffectiveness.

In May 2014, the company entered into an interest rate swap agreement that converted its $500 million 1.45% debt from a fixed rate to a floating or variable interest rate. The interest rate swap was designated as a fair value hedge.

The impact on earnings from derivative contracts that qualified as fair value hedges was as follows:

MILLIONS	LOCATION	2014	2013	2012

Gain (loss) on derivative recognized income
Interest rate swap	Interest expense, net	$(2.1)	$—	$—

Gain (loss) on hedged item recognized income
Interest rate swap	Interest expense, net	$2.1	$—	$—

In January 2015, subsequent to the company’s year end, it entered into interest rate swap agreements that converted its $300 million 1.55% debt issued in January 2015, its $250 million 3.69% debt and a portion of its $1.25 billion 3.00% debt from fixed rates to floating or variable interest rates. The interest rate swaps were designated as fair value hedges.

Net Investment Hedges

The company designates its outstanding €175 million ($218 million as of December 31, 2014) senior notes (“euro notes”) and related accrued interest as a hedge of existing foreign currency exposures related to net investments the company has in certain euro denominated functional currency subsidiaries. Prior to maturing in December 2013, the Ecolab Series A euro denominated senior notes were also designated as a hedge of existing foreign currency exposures.

In the third quarter of 2012, the company entered into forward contracts with a notional amount of €100 million to hedge an additional portion of the company’s net investment in euro functional subsidiaries. The forward contracts were closed during the second quarter of 2013.

In the second half of 2014, the company entered into forward contracts with total notional values of €75 million and €495 million, respectively, to hedge an additional portion of its net investment in euro denominated functional currency subsidiaries. The €75 million hedge was closed during the fourth quarter of 2014. The €495 million hedge remained open as of December 31, 2014.

In January 2015, subsequent to the company’s year end, it entered into forward contracts with notional values of €360 million, to hedge an additional portion of its net investments in euro functional subsidiaries.

The revaluation gains and losses on the euro notes and of the forward contracts, which are designated and effective as hedges of the company’s net investments, have been included as a component of the cumulative translation adjustment account.

Total revaluation gains and losses related to the euro notes and forward contracts charged to shareholders’ equity were as follows:

MILLIONS	2014	2013	2012

Revaluation gains (losses), net of tax	$34.7	$(11.4)	$9.8

Derivatives Not Designated as Hedging Instruments

The company also uses foreign currency forward contracts to offset its exposure to the change in value of certain foreign currency denominated assets and liabilities held at foreign subsidiaries, primarily receivables and payables, which are remeasured at the end of each period. Although the contracts are effective economic hedges, they are not designated as accounting hedges. Therefore, changes in the value of these derivatives are recognized immediately in earnings, thereby offsetting the current earnings effect of the related foreign currency denominated assets and liabilities.

The impact on earnings from derivative contracts that are not designated as hedging instruments was as follows:

MILLIONS	LOCATION	2014	2013	2012

Gain (loss) recognized in income
Foreign currency forward contracts	SG&A	$8.6	$(1.4)	$(0.9)
	Interest expense, net	(9.0)	(6.6)	(7.0)
	Total	$(0.4)	$(8.0)	$(7.9)

The amounts recognized in SG&A above offset the earnings impact of the related foreign currency denominated assets and liabilities.

The amounts recognized in interest expense above represent the component of the hedging gains (losses) attributable to the difference between the spot and forward rates of the hedges as a result of interest rate differentials.

Derivative Summary

The following table summarizes the fair value of the company’s outstanding derivatives. The amounts represent gross values of derivative assets and liabilities and are included in other current assets and other current liabilities on the Consolidated Balance Sheet.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
MILLIONS	2014	2013	2014	2013

Derivatives designated as hedging instruments:
Foreign currency forward contracts	$17.9	$4.4	$0.6	$1.1
Interest rate swap contracts	—	—	24.2	—
Derivatives not designated as hedging instruments:
Foreign currency forward contracts	57.6	15.8	27.3	13.1
Total	$75.5	$20.2	$52.1	$14.2

The company’s derivative transactions are subject to master netting arrangements that allow the company to net settle contracts with the same counterparties. These arrangements generally do not call for collateral. Had the company elected to offset amounts in its Consolidated Balance Sheet, it would have a net asset of $23.4 million and $6.0 million as of December 31, 2014 and December 31, 2013, respectively.

The company had foreign currency forward exchange contracts with notional values that totaled approximately $2.8 billion and $2.0 billion at December 31, 2014 and December 31, 2013, respectively, interest rate swap agreements with notional values of $725 million and €400 million at December 31, 2014, and net investment hedges, excluding the euro denominated debt, with notional values of €495 million at December 31, 2014.